UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2007

SPACEDEV, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	000-28947	84-1374613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13855 Stowe Drive, Poway, California	92064
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 375-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.             Results of Operations and Financial Condition.

On May 14, 2007, we issued a press release announcing our financial results for the three months ended March 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01.              Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release, released May 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACEDEV, INC.

Date: May 14, 2007           By:   /s/ Richard B. Slansky
                                Richard B. Slansky
   President & Chief Financial Officer